United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 15, 2016

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania                                  0-12126                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Farmers and Merchants Trust Company of Chambersburg (F&M), a wholly-owned subsidiary of Franklin Financial Services Corporation (FFSC), has entered into an agreement with William E. Snell, Jr., whereby Mr. Snell will provide advisory and consulting services to F&M.  Mr. Snell, as an independent contractor, will provide such services from time to time as requested on various projects from July 1, 2016 to December 31, 2016.  F&M will pay Mr. Snell $30,000.00 for his advisory and consulting services.  Mr. Snell is currently the CEO and a Director of both F&M and FFSC and will retire from these positions effective June 30, 2016.

Item 9.01 Financial Statement and Exhibits

(c)Exhibits. The following exhibit is filed herewith:

NumberDescription

  99.1Independent Contractor Agreement dated June 9, 2016

                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ William E. Snell, Jr.

William E. Snell, Jr.,

                                                                       Chief Executive Officer

Dated: June 15, 2016

EXHIBIT INDEX

NumberDescription

  99.1Independent Contractor Agreement dated June 9, 2016